SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 13, 2002

AdvancePCS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21447	75-2493381
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West John Carpenter Freeway, Suite 1200, Irving, Texas (Address of Principal Executive Offices)	75039 (Zip Code)

Registrant’s telephone number, including area code: (469) 524-4700

ITEM 5. Other Events.
ITEM 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Investor Presentation
EX-99.2 Statement Under Oath of CEO
EX-99.3 Statement Under Oath of CFO

ITEM 5. Other Events.

     This Form 8-K/A is being filed to amend the Form 8-K filed on October 14, 2002 by AdvancePCS (the “Company”) to include the slide presentation associated with the investor presentation made by its Chief Executive Officer on August 14, 2002 as an additional exhibit. A copy of the slide presentation is attached hereto as Exhibit 99.1.

ITEM 9. Regulation FD Disclosure.

     This Form 8-K/A also is being filed to amend the Form 8-K filed on October 14, 2002 by the Company to include replacement sworn statements of David D. Halbert, Chief Executive Officer of the Company (the Company’s principal executive officer), and Yon Y. Jorden, Chief Financial Officer of the Company (the Company’s principal financial officer), submitted to the Securities and Exchange Commission pursuant to Securities and Exchange Commission Order No. 4-460. The additional sworn statements are being filed to clarify that the Forms 8-K filed by the Company on August 13, 2002 and August 14, 2002 and the Form 10-Q filed by the Company on August 14, 2002 are “covered reports.” Copies of these statements are attached hereto as Exhibits 99.2 and 99.3, respectively.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCEPCS

Date:	August 14, 2002	By:	/s/ David D. Halbert

			Name:	David D. Halbert
			Title:	Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

99.1	Investor presentation dated August 14, 2002
99.2	Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.
99.3	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.